As filed with the Securities and Exchange Commission on June 15, 2006

Registration File No. 333-134096
Registration File No. 811-21901

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. 1
POST-EFFECTIVE AMENDMENT NO. ___
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
AMENDMENT NO. 1

ALPINE GLOBAL DYNAMIC DIVIDEND FUND
(Exact Name of Registrant as Specified in Charter)

2500 Westchester Avenue, Suite 215
Purchase, New York, 10577
(Address of Principal Executive Offices—Number, Street, City, State, Zip Code)

Registrant’s telephone number, including area code: (914) 251-0880

Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, New York, 10577
(Name and Address—Number, Street, City, State, Zip Code—of Agent for Service)

Copies of information to:

Thomas R. Westle, Esq. Blank Rome LLP 405 Lexington Avenue New York, NY 10174 (212) 885-5239	Sarah E. Cogan, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017-3954 (212) 455-2000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
☒ when declared effective pursuant to section 8(c).

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed registration statement.

☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration number of the earlier effective registration statement for the same offering is ____________.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)(2)	Proposed Maximum Offering Price Per Share (1)	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee
Common shares, no par value	50,000	$20.00	$1,000,000	$107.00 (3)
_______________________

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(o) of the Securities Act of 1933.
(2)	Includes Shares that may be offered to the underwriters pursuant to an option to cover over-allotments.
(3)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the commission, acting pursuant to section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION,  DATED _________, 2006

PROSPECTUS

[LOGO]

[__________] Shares

Alpine Global Dynamic Dividend Fund

Common Shares of Beneficial Interest
$20.00 per Share

Investment Objectives. Alpine Global Dynamic Dividend Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. The Fund expects to invest at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. Under normal circumstances, the Fund expects to invest in securities of both U.S. and non-U.S. issuers, including the securities of issuers based in at least three countries.

No Prior Trading History. Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value and initial offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell their shares in a relatively short period after completion of the initial public offering. The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “AGD.”

Portfolio Contents. The Fund intends to invest primarily in a managed portfolio of U.S. and non-U.S. equity securities that the Adviser believes at the time of investment are eligible to pay dividends more than 50% of which qualify for federal income taxation at rates similar to long-term capital gains rates. The equity securities in which the Fund will invest will include primarily common stocks, although the Fund may, from time to time, also invest in real estate investment trusts, preferred stocks, exchange-traded funds and securities convertible into or exchangeable for common stocks, such as convertible debt.

(continued on following page)

Investing in our common shares of beneficial interest involves risks. See “Risk Factors” beginning on page 16 of this prospectus. There is no assurance that the Fund will achieve its investment objectives.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses(3)	$0.04	$
Proceeds, after expenses, to the Fund	$19.06	$
(footnotes continued on following page)
The underwriters expect to deliver the shares to purchasers on or about ________, 2006.

Citigroup	Wachovia Securities

The date of this prospectus is ______ ___, 2006

(footnote from previous page)

(1)	The underwriters are offering the common stock as set forth in “Underwriting”. The Fund has granted the underwriters a 45-day option to purchase up to an additional ______ common shares at the public offering price, less underwriting discounts and commissions. If the over-allotment option is exercised in full, the total public offering price will be $_____, and the total underwriting discount (sales load) will be $_____. The proceeds to the Fund would be $______, before deducting expenses payable by the Fund.

(2)	Alpine Woods Capital Investors, LLC has agreed to pay a structuring fee to Citigroup Global Markets Inc. and a structuring fee to Wachovia Capital Markets, LLC. The total amount of this compensation plus the amounts paid by the Fund for payment of certain expenses of counsel will not exceed 4.50% of the total price to the public of the common shares of beneficial interest sold in this offering. See “Underwriting”.

(3)
In addition to the sales load, the Fund has agreed to pay the underwriters $0.04 per common share as reimbursement of expenses in connection with the offering, which are estimated to total $____, including $____ as distribution assistance fees to ALPS Distributors, Inc. Approximately $______ of this amount represents the total amount of compensation to wholesalers registered through ALPS Distributors, Inc. The Adviser or an affiliate has agreed to pay the amount, if any, by which the Fund's offering costs (other than sales load) exceed $0.04 per share. The Adviser or an affiliate has also agreed to reimburse the Fund's organizational expenses.

(continued from previous page)

Investment Adviser. Alpine Woods Capital Investors, LLC (the “Adviser”) will act as the Fund's investment adviser. See “Management of the Fund.” As of June 16, 2006, Alpine and its parent company together had over $3 billion of assets under management. The Adviser's address is 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

This prospectus sets forth concisely the information about the Fund that you ought to know before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional Information, dated ______ __, 2006 (the “Statement of Additional Information”), and other materials, containing additional information about the Fund, have been filed with the SEC. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus, which means that it is considered to be part of this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 39 of this prospectus, and other information filed with the SEC, by calling (800) 617-7616 (toll-free) or by writing to ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202. Upon completion of this offering, the Fund will file annual and semi-annual shareholder reports, proxy statements and other information with the SEC. To obtain this information or the Fund’s Statement of Additional Information electronically, please visit the Fund's web site (http://www.alpinefunds.com) or call (800) 617-7616 (toll-free). You may also call this number to request additional information or to make other inquiries pertaining to the Fund. You may also obtain a copy of any information regarding the Fund filed with the SEC from the SEC's web site (http://www.sec.gov).

ii

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus.

Until _______, 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares of beneficial interest, whether or not participating in this offering, may be required to deliver a prospectus when acting as underwriters and with respect to their unsold allotments and subscriptions.

FORWARD-LOOKING STATEMENTS

This prospectus contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this prospectus, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” below and elsewhere in this prospectus. You should consider carefully the discussions of risks and uncertainties in the "Risk Factors" section and elsewhere in this prospectus and in the Statement of Additional Information. The forward-looking statements contained in this prospectus are based on information available to the Fund on the date of this prospectus, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

iii

SUMMARY

This summary does not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund	Alpine Global Dynamic Dividend Fund (the “Fund”) is a newly-organized, diversified, closed-end management investment company. See “The Fund.”
The Offering
The Fund is offering _________ common shares of beneficial interest at a price of $20.00 per share, through a group of underwriters led by Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC. You must purchase at least 100 common shares if you wish to participate in this offering. The underwriters have been granted an option to purchase up to ________ additional common shares to cover overallotments at the public offering price, less the sales load, within 45 days from the date of this prospectus. The Adviser has agreed to pay all organizational expenses of the Fund.

Listing and Symbol	The Fund anticipates that its common shares will be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol “AGD.”
Investment Objectives and Policies
The Fund’s primary investment objective is high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003.” The Fund also focuses on long-term growth of capital as a secondary investment objective. The Fund expects to invest at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Fund also expects to invest in securities in at least three countries.

There is no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval. The Statement of Additional Information contains a list of the fundamental and non-fundamental investment policies of the Fund under the heading “Additional Investment Information and Restrictions.”

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents.
Investment Strategies
The Fund combines three research-driven investment strategies - dividend capture, value and growth - to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry. The Fund’s dividend capture strategy has two facets. The first facet is “rotation” strategy, in which the Fund would sell a stock on or shortly after the stock's x-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced Federal tax rate and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.

The Fund expects to invest at least 80% of its net assets in equity securities, primarily common stocks, issued by U.S. companies and qualified foreign corporations whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends which qualify for Federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 20 foreign countries, with foreign investments representing approximately 50% to 80% of the Fund’s assets. The foreign countries in which the Fund may invest include, but are not limited to, the U.K., Germany, Australia, Sweden, Taiwan and other primarily Western European, Scandinavian and East Asian countries.

Investment Adviser and Fee
Alpine Woods Capital Investors, LLC (the “Adviser”), the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of June 16, 2006, the Adviser and its parent company, together, had over $3 billion of assets under management.

The Adviser is entitled to receive a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. The fees to be received by the Adviser are based on the total assets of the Fund. See “Management of the Fund.”

Administrator
ALPS Mutual Funds Services, Inc. (“ALPS”), located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.13% of the Fund's average daily total assets. The fees to be received by ALPS are based on the total assets of the Fund. See “Management of the Fund.”

Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not redeem their shares at the option of the shareholder and generally list their shares for trading on a securities exchange. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities. However, shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of the possibility that the Fund’s shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board of Trustees might consider open market repurchases or tender offers for Fund shares at net asset value. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Fund’s shares trading at a price equal to or close to net asset value per share. The Board of Trustees might also consider the conversion of the Fund to an open-end mutual fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See “Description of Capital Structure.”

Summary of Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's common shares.

No Operating History. The Fund is a closed-end investment company with no history of operations. It is designed for long-term investors and not as a trading vehicle.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer's securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Qualified Dividend Tax Risk. No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable Federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2010. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s common shares. See “Federal Income Tax Matters” and “Distribution Policy”.

Dividend Strategy Risks. The Fund’s Adviser may not be able to anticipate the level of dividends that companies will pay in any given timeframe. The Fund’s strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable Federal tax treatment afforded to dividends. A change in the favorable provisions of the Federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Common Stock and Other Equity Securities Risk. The Fund will invest primarily in common stocks. Common stocks represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease.

Foreign Securities Risk. Foreign issuers are subject to risks of possible adverse political and economic developments abroad. Investing in foreign issuers also involves risks of change in foreign currency exchange rates.

Small and Medium Cap Company Risk - Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Portfolio Turnover. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their common shares below net asset value will be reduced.

Management Risk. The Adviser’s securities selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

Distributions
The Fund intends to make a level dividend distribution each month to its shareholders after payment of Fund operating expenses including, interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. If, for all monthly distributions, investment company taxable income, if any (which term includes net short-term capital gain), and net tax-exempt income, if any, as determined as of the close of the Fund's taxable year, is less than the amount of the sum of all of the distributions for the taxable year, the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain, if any, realized during the year. In general, the total distributions made in any taxable year (other than distributions of net capital gain) would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid on or about [_______ ___, 2006], depending on market conditions. See “Distribution Policy.”

The Adviser intends to apply to the SEC, on behalf of the Fund, for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its common shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. No assurance can be given that the SEC will grant the exemption to the Fund. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. This offering, however, is not contingent upon the receipt of such exemption. See “Distribution Policy.”

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to the Fund’s shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit. See “Distribution Policy.”

Dividend Reinvestment Plan
Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional common shares under the Fund's dividend reinvestment plan. Shareholders who elect not to participate in the Fund's dividend reinvestment plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Plan.”

Stock Purchases and Tenders
The Fund's Board of Trustees currently contemplates that the Fund, at least once each year, may consider repurchasing common shares in the open market or in private transactions, or tendering for shares, in an attempt to reduce or eliminate a market value discount from net asset value, if one should occur. There can be no assurance that the Board of Trustees will determine to effect any such repurchase or tender or that it would be effective in reducing or eliminating any market value discount.

Custodian and Transfer Agent	The Bank of New York serves as the Fund's custodian and transfer agent.

SUMMARY OF FUND EXPENSES

The following table assumes that the Fund issues ________ common shares and shows Fund expenses as a percentage of net assets attributable to common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	4.50%
Offering expenses borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan fees	None (2)

Annual Expenses (as a percentage of net assets attributable to common shares)
Investment Advisory fees	1.00% (3)
Other expenses (4)	0.29%
Total Annual Expenses	1.29%

(1)	The Adviser has agreed to pay all the Fund’s organizational expenses. Total offering costs in connection with the common shares are estimated to be $____.
(2)
There will be no brokerage charges with respect to common shares issued directly by the Fund under its dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan administrator to sell your common shares held in a dividend reinvestment account.

(3)	The Investment Advisory Agreement between the Fund and the Adviser obligates the Fund to pay the Adviser an annual investment advisory fee equal to 1.00% of the net assets of the Fund.
(4)	“Other Expenses” are based on estimated amounts for the current fiscal year and include administration fees of 0.13%.
ALPS will provide administration, bookkeeping and pricing services to the Fund pursuant to an agreement with the Fund.

The purpose of the above table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly.

Example

The following example illustrates the hypothetical expenses (including the sales load of $45.00 and estimated offering expenses of this offering of $2.00) that you would pay on a $1,000 investment in common shares, assuming (i) net annual expenses of 1.29% of net assets attributable to common shares and (ii) a 5% annual return:*

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$59.52	$84.71	$111.79	$188.72

*
The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return will vary and may be greater or less than the hypothetical 5% annual return.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on May 11, 2006 and has no operating history. The Fund's principal office is located at 2500 Westchester Avenue, Suite 215, Purchase, NY, 10577, and its telephone number is (800) 617-7616 (toll-free).

USE OF PROCEEDS

The net proceeds of this offering of common shares are estimated at approximately $______ ($___________ if the underwriters exercise the overallotment option in full) after payment of the sales load and organizational and offering costs (other than the sales load) expected to be approximately $.___ per share. The net proceeds of the offering will be invested in accordance with the Fund's investment objectives and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates being able to do so within three months after the completion of the offering. Pending investment of the net proceeds in accordance with the Fund's investment objectives and policies, the Fund will invest in money market securities or money market mutual funds. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund's net asset value would earn interest income at a modest rate.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003.” The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives.

Investment Strategies

The Fund combines three research-driven investment strategies - dividend capture, value and growth - to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates (currently capped at 15%) and to identify companies globally with the potential for dividend increases and capital appreciation.

Under normal circumstances, the Fund expects to invest at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days’ notice to shareholders. The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. According to the Standard & Poor’s Index Service, for the period from 1979 to 2005, an investment in the Standard and Poor's Average Dividend Payer's Index would have appreciated more than the same amount invested in the S&P500 Non-Dividend Payer's Index. Under normal circumstances, also, the Fund expects to invest in securities of issuers located in the U.S. and in approximately 10 to 20 foreign countries. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the U.S., especially for companies domiciled in countries that have a tax treaty with the U.S.

The Fund will invest in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends, more than 50% of which qualify for reduced federal tax rates similar to the rates applied to long-term capital gains (referred to herein as "qualified dividends" or "tax-advantage dividends"). Qualified dividends are dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined in the Internal Revenue Code of 1986 (the "Code") as any corporation that is incorporated in a possession of the United States or that is eligible for the benefits of a comprehensive income tax treaty with the United States. The equity securities in which the Fund will invest will include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in preferred stocks, REITs (real estate investment trusts), exchange-traded funds (“ETFs”) and securities convertible into or exchangeable for common stocks, such as convertible debt. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income.

The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual shareholders are taxed at rates similar to long-term capital gain tax rates, which reach a maximum of 15%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In addition, a dividend will not be treated as a tax-advantaged dividend (whether received by the Fund or paid by the Fund to a shareholder) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether as a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The provisions of the Code applicable to tax-advantaged dividends are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken.

Dividend Capture Strategy

The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations.

Rotation Strategy (Dividend Capture Trading)

In a dividend capture trade, the Fund sells a stock on or shortly after the stock's x-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced Federal tax rate and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described above. See “Risk Factors—Dividend Strategy Risks.” Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Special Dividends

Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations.

Value Strategy

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities’ historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund will invest in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers are not intended to be static and will vary over time. Factors that the Adviser will consider include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund’s investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

Growth Strategy

The Fund’s growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, but that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.

In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund’s fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund’s income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund’s income distributions will not be fully taxable as ordinary income. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.

Generally, securities will be purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).

The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, including Alpine Municipal Money Market Fund, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.

Portfolio Investments and Techniques

Common Stocks and Other Equity Securities

The Fund will invest primarily in common stocks. Common stocks represent an ownership interest in a company. The Fund can also invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Foreign Securities

Under normal circumstances, the Fund intends to invest a portion of its assets in securities of issuers located in at least three countries (in addition to the United States). The Fund will invest in foreign securities, including direct investments in securities of foreign issuers and investments in depository receipts (such as American Depository Receipts) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the U.S., including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser’s misjudging the value of certain securities or in a significant loss in the value of those securities.

The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

The Fund may purchase ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.

REITs

The Fund may invest in real estate investment trusts ("REITs"). REITs are pools consisting of real estate investments. The share prices of REITs rise or fall depending on the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions and the strength of specific industries that rent properties. REITs are typically small or medium capitalization stocks.

Exchange Traded Funds

The Fund may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or NASDAQ. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Illiquid Securities

Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. The Fund may invest up to 10% of the value of its net assets in illiquid securities.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Other Investments

The Fund may use a variety of other investment instruments in pursuing its investment programs. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.

Borrowing

The Fund has no current intention to borrow for investment purposes. However, it may borrow up to 10% of the value of its total assets (calculated at the time of borrowing) from banks for extraordinary or emergency purposes.

Portfolio Turnover

The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund’s annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous Federal tax rates. See "Investment Strategies" above.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.

Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when they would be obligated to deliver an amount of foreign currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating them to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, they may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 5% of the Fund’s net assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Foreign Currency Futures Transactions

By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is affected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is affected by the Balance Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Defensive Positions

During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances.

RISK FACTORS

An investment in the Fund's common shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently forsee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

No Operating History. The Fund is a closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle. During a fund's start-up period, the fund may not achieve the desired portfolio composition. If the fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of an issuer's securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Qualified Dividend Tax Risk. No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. Under current law, qualified dividend income and long-term capital gains are generally taxed to individual investors at a maximum federal income tax rate of 15%. This tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2010. Thereafter, higher tax rates will apply unless further legislative action is taken. In addition, failure by the Fund to comply with the holding-period requirements described above will result in the loss of the tax-advantaged status of some or all of the dividends received by the Fund and could negatively affect your after tax return on any distributions by the Fund attributable to such disqualified dividends. It may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. In addition, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s common shares. See “Federal Income Tax Matters” and “Distribution Policy”.

Dividend Strategy Risks. The Fund’s pursuit of its investment objective depends upon the Adviser’s ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund’s strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable Federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the Federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Common Stock Risk. Common stocks are an example of equity securities in which the Fund will invest. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Defensive Positions. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments.

Market Price of Shares. The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's common shares may likewise trade at a discount from net asset value. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund’s shareholders who sell their common shares below net asset value will be reduced.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objective. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underpeform when compared to other funds with similar investment goals. If one or more key individuals leaves the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.

REIT Risk. If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments.

Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

Dividends paid by REITs will not generally qualify for the reduced federal income tax rates similar to qualified dividends under the Code. See “Federal Income Tax Matters.”

The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.

Investments in Undervalued Securities. The Fund’s investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses

Short Sale Risk. If the Fund transacts a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.

A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be riskier than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.

The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchased agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall assets available for trading purposes.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Risk Characteristics of Options and Futures. Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.

Preferred Securities Risk. In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of “noncumulative preferreds”) or defer (in the case of “cumulative preferreds”), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks.

Emerging Markets Risk. Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) national policies that may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Convertible Securities Risk. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

Illiquid Securities Risk. Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the Fund.

Borrowing Risk. If the Fund borrows money, it would experience greater volatility of net asset value and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund’s shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.

Anti-Takeover Provisions. The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices. See “Anti-Takeover Provisions in the Declaration of Trust.”

LISTING OF SHARES

The Fund intends to apply for listing on the NYSE under the ticker symbol “AGD” and will be required to meet the NYSE’s initial and continued listing requirements.

MANAGEMENT OF THE FUND

Trustees And Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are four trustees of the Fund. One of the trustees is an “interested person” (as defined in the 1940 Act) of the Fund. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board of Trustees, are set forth under “Trustees and Officers” in the Statement of Additional Information.

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”), located at 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser began conducting business in March 1998 and, together with its parent company, Alpine Woods Investments, LLC, had over $3 billion under management as of June 16, 2006. The Adviser is a Delaware limited liability company organized on December 3, 1997.

The Adviser has the responsibility for the management and implementation of the Fund’s investment program, under the supervision of the Board of Trustees. Mr. Samuel A. Lieber is the controlling person of the Adviser. He co-founded the Adviser with his father, Stephen A. Lieber. Pursuant to an Investment Advisory Agreement, the Fund is obligated to pay the Adviser a monthly fee computed at the annual rate of ____% of the average daily net assets of the Fund in consideration of the Adviser’s investment advisory services. The total estimated annual expenses of the Fund are set forth in the section titled “Fees and Expenses.”

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may consider sales of shares of other funds for which its serves as investment adviser as a factor in the selection of dealers to effect portfolio transactions for the Fund.

Under its arrangements with privately placed funds that it manages, the Adviser receives a portion of the appreciation of such funds' portfolios. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. However, the Adviser has procedures designed to allocate investment opportunities in a fair and equitable manner.

A discussion regarding the basis for the Board of Trustees approval of the Fund’s investment advisory agreement is available in the Fund’s Statement of Additional Information and will also be available in the Fund’s Annual Report to shareholders for the fiscal year ending April 30, 2007.

Portfolio Managers

Ms. Jill K. Evans and Mr. Kevin Shacknofsky are the Fund's portfolio managers (collectively, the “Portfolio Managers”). In addition, Messrs. Stephen A. Lieber and Samuel A. Lieber, co-Chief Executive Officers of the Adviser, generally consult with each Portfolio Manager regarding investment decisions. In carrying out their responsibilities for the management of the Fund's portfolio of securities, each Portfolio Manager has primary responsibility for particular geographic areas, but the Portfolio Managers generally consult each other with respect to significant investment decisions. Ms. Evans is primarily responsible for U.S. investments, and Mr. Shacknofsky is primarily responsible for non-U.S. investments. In cases where the Portfolio Managers are not in agreement with regard to an investment decision, Mr. Samuel Lieber has ultimate authority to decide the matter.

The Statement of Additional Information contains additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Fund.

Jill Kaufman Evans

Jill Evans joined the Adviser in May 2003 and has served as Portfolio Manager of the Alpine Dynamic Dividend Fund since its inception in September 2003. She was instrumental in designing that fund’s strategy and investment processes to take advantage of the reduced dividend tax rates resulting from the “Jobs and Growth Tax Relief Reconciliation Act of 2003.” Her work on the Alpine Dynamic Dividend Fund has attracted interest from numerous financial publications, including quotes and features in Barron’s, Kiplinger’s, Financial Advisor Magazine, The New York Times, Investor’s Business Daily, and The Wall Street Journal. She has also appeared on the financial TV networks CNBC and CNNfn and was a keynote speaker at the 13th Annual Louis Rukeyser Investment Conference on the topic of dividend investing. The Alpine Dynamic Dividend Fund was also highlighted as an attractive dividend investment in Ben Stein and Phil Demuth’s book, “Yes, You Can Be a Successful Income Investor!”

Prior to joining the Adviser, Ms. Evans spent 15 years at J.P. Morgan in New York as an equity research analyst and internal consultant. She was the Vice President and Senior Equity Research Analyst covering small and mid-cap basic industries and was the global coordinator of the passenger and freight transportation sectors. As an analyst, she had been recognized in several national investor surveys and financial periodicals, including Institutional Investor Magazine, The Wall Street Journal, The Wall Street Transcript, Thomson Financial and Greenwich Associates.

Ms. Evans joined J.P. Morgan in 1988 as an analyst and then project manager in the internal consulting group, Management Services. She spent her last year in Management Services working with McKinsey & Co., consulting on several firm-wide cost reduction projects. Ms. Evans received a Bachelor of Arts degree in Economics from the University of Pennsylvania.

Kevin Shacknofsky

Kevin Shacknofsky joined the Adviser in October 2003 as an analyst dedicated to the Alpine Dynamic Dividend Fund and was promoted to associate Portfolio Manager in June 2004 and to Portfolio Manager for the Alpine Dynamic Dividend Fund in June 2006. Kevin has lived on three different continents and has primary responsibility managing the international portfolio of the Alpine Dynamic Dividend Fund, which currently invests one third of its assets in international securities. Kevin also designed, developed and implemented the Alpine Dynamic Dividend Fund’s proprietary special dividend capture strategy.

Previously, Mr. Shacknofsky was a Vice President in the venture capital firm Rein Capital in New Jersey for two years, investing in early stage Media & Telecom companies and assisting portfolio companies with hiring their management teams, developing their business plans and building strategic partnerships. His experience also includes positions as an Investment Banking Associate at Lehman Brothers in New York, focusing on Media & Telecom, and as a Private Equity Analyst for Hambros Grantham, the Private Equity division of Hambros PLC, of Sydney, Australia, where he worked on new investments including Management Buyouts and helped monitor the existing portfolio by serving on the board of directors of a number of portfolio companies. Mr. Shacknofsky was also a Client Manager for Deloitte Touche Tohmatsu in Sydney Australia, where he worked for seven years initially as an auditor primarily on Multinational Corporations and subsequently in their Corporate Finance Practice

Mr. Shacknofsky is a qualified Chartered Accountant and holds an MBA degree from Columbia Business School where he graduated with honors Beta Gamma Sigma in 2001. He received his Bachelors of Business degree with a Major in Accounting and Finance from the University of Technology Sydney.

Stephen A. Lieber

Stephen Lieber is the Executive Vice President of the Fund. He brings half a century of successful investment management experience to the Adviser, of which he is co-Chief Executive Officer. Mr. Lieber started working in the investment management field in 1950, and became a partner of Oppenheimer, Vanden Broeck & Co., members of the New York Stock Exchange, in 1953. Mr. Lieber was also a co-founder of Vanden Broeck Lieber & Co. in 1956.

Mr. Lieber started his own investment firm, Lieber & Co., in 1969 and formed the Evergreen Fund, a mutual fund, in 1971. The Evergreen Fund, which predominantly invested in smaller entrepreneurial companies, was followed by a series of additional mutual funds managed by Lieber & Co., or its affiliates, including: the Evergreen Total Return Fund in 1978, the Evergreen Limited Market Fund in 1983, the Evergreen Growth and Income Fund in 1986, the Evergreen Foundation Fund in 1990 and the Evergreen Tax Strategic Foundation Fund in 1993.

First Union Corp. purchased Lieber & Co. (which was the parent firm of Evergreen Asset Management Corp., the investment adviser to the Evergreen Funds) in 1994. For the following five years, Mr. Lieber continued as chairman, co-chief executive, and also as portfolio manager of the Evergreen Fund, the Evergreen Foundation Fund, the Evergreen Tax Strategic Foundation Fund, the Evergreen Tax Strategic Equity Fund and several annuity funds and separate accounts. The effectiveness of these funds' strategies was highlighted in a New York Times article from October 10, 1999 that cited a study evaluating the performance of investment managers over a substantial period of time. According to the article, since 1971, management of the Evergreen Fund was ranked as one of three out of 1,437 investment managers that exceeded appropriate benchmark performance through the investment cycles between 1971 and 1996. When Mr. Lieber retired in 1999 as Chairman and Co-Chief Executive Officer of Evergreen Asset Management Corp., the total of mutual fund assets under management was $21 billion.

Upon leaving Evergreen Asset Management Corp., Mr. Lieber formed Saxon Woods Advisors, LLC, an investment advisory firm registered under the Investment Advisers Act of 1940, to permit Mr. Lieber to continue management of accounts for individual clients and others. As of December 31, 2005, the Saxon Woods Advisors, LLC, an affiliate of the Adviser, had approximately $585 million of assets under management. Mr. Lieber received a Bachelor's degree in English (with honors) from Williams College, and studied philosophy and English Literature in graduate school at Harvard.

Samuel A. Lieber

Samuel Lieber is the Chairman of the Board of Trustees and President of the Fund. He founded the Adviser (formerly Alpine Management & Research, LLC) and is its Managing Member and co-Chief Executive Officer. From 1985 to 1998, Mr. Lieber was the real estate securities portfolio manager and the senior real estate securities analyst for the Evergreen Funds. In 1989, Mr. Lieber became the portfolio manager of the first public mutual fund that focused primarily on investing internationally in real estate-related securities.

Under Mr. Lieber's management, his mutual funds achieved the annual #1 real estate securities fund performance award from Lipper Analytic Services for 1993, 1995, and 1997, as well as the top five-year performance award in 1998. Prior to 1985, Mr. Lieber was associated with Whitbread-Nolan, Inc. in the investment property brokerage division. Previous to this, Mr. Lieber worked for the urban design firm, Project for Public Spaces, as a Noyes Fellow.

Mr. Lieber has been widely quoted in the financial media, and has appeared on CNBC and radio, and been featured in Forbes, Individual Investor, Smart Money, and Kiplinger's. Mr. Lieber has also been interviewed by The Wall Street Journal, The New York Times, Fortune, Barron's, and The Wall Street Transcript, among other periodicals. He currently serves as portfolio manager of both Alpine International Real Estate Equity Fund and Alpine U.S. Real Estate Equity Fund and as co-manager of Alpine Realty Income & Growth Fund, mutual funds that had aggregate net assets of approximately $1.5 billion as of December 31, 2005.

Mr. Lieber received his Bachelor's degree (with high honors) from Wesleyan University and attended the New York University Graduate School of Business and New York University's Real Estate Institute.

Administrator

ALPS, located at 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as administrator to the Fund. Under the Administration Agreement, ALPS is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund. ALPS is entitled to receive a monthly fee at the annual rate of 0.13% of the Fund's average daily total assets.

Custodian and Transfer Agent

The Bank of New York, with an address at One Wall Street, New York, New York 10286, is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. ALPS maintains the Fund's general ledger and computes net asset value per share daily.

The Bank of New York, with an address at 101 Barclay Street, New York, New York 10286, also serves as the transfer agent and dividend paying agent of the Fund.

Estimated Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the agreements to which they are parties, including compensation of and office space for their respective officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it. The fees and expenses incident to the offering and issuance of common shares to be issued by the Fund (which include certain partial reimbursement of expenses of the underwriters) will be recorded as a reduction of capital of the Fund attributable to the common shares. Such fees and expenses constitute underwriting compensation and are a component of the total compensation to underwriters. See “Underwriting.”

On the basis of the anticipated size of the Fund immediately following the offering, assuming no exercise of the overallotment option, it is estimated that the Fund's annual operating expenses will be approximately $__________. No assurance can be given, in light of the Fund's investment objectives and policies, however, that actual annual operating expenses will not be substantially more or less than this estimate.

Costs incurred in connection with the organization of the Fund, estimated at $________, will be borne by the Adviser. Offering expenses relating to the Fund's common shares (other than the sales load), estimated at $_______, will be payable upon completion of the offering of common shares and will be charged to capital upon the commencement of investment operations of the Fund. The Adviser or an affiliate has agreed to pay the amount, if any, by which the Fund's offering expenses (other than sales load) exceed $.04 per share.

The Advisory Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. ALPS calculates the Fund's net asset value per common share by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities (including dividends payable and any borrowings) by the total number of common shares outstanding. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund's portfolio.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the NASD or, in the case of securities not reported by the NASD or a comparable source as the Board of Trustees deem appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

DISTRIBUTION POLICY

The Fund intends to make a level dividend distribution each month to its shareholders after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution is expected to be declared approximately 45 days after the completion of this offering and paid on or about [_______ ___, 2006], depending on market conditions.

The Adviser, on behalf of the Fund, intends to apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its common shares calls for periodic (for example, quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. No assurance can be given that the SEC will grant the exemption to the Fund. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief.

The level dividend distribution described above would result in the payment of approximately the same amount or percentage to the Fund’s shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from the Fund is net profit.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting _______ (the “Plan Administrator”), all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the net asset value per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the net asset value per share, the average per share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the net asset value per share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, ___________, [ADDRESS], [PHONE #].

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make monthly distributions of investment company taxable income after payment of the Fund’s operating expenses including interest on any outstanding borrowings. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains (“capital gain dividends”), if any, are taxable to shareholders as long-term capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). See below for a summary of the maximum tax rates applicable to capital gains (including capital gain dividends). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. With respect to the monthly distributions of investment company taxable income described above, it may be the case that any “level load” distributions would result in a return of capital to the shareholder of the Funds. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends, return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions or other distributions. See “Distributions Policy” for a more complete description of such returns and the risks associated with them.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of the Fund with respect to its shares of the Fund, and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain United States corporations and qualifying foreign corporations (as described below), provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislative action is taken.

A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (i) incorporated in a possession of the United States (the “possessions test”), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States, which the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the “treaty test”). The Secretary of the Treasury has identified tax treaties between the United States and 52 other countries that satisfy the treaty test.

Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an American depositary receipt in respect of such stock, is considered readily tradable on an established securities market in the United States if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934 or on the NASDAQ Stock Market.

A qualified foreign corporation does not include any foreign corporation which for the taxable year of the corporation in which the dividend is paid, or the preceding taxable year, is a passive foreign investment company.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling shareholders of the Fund will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if shares are purchased shortly before the record date for any taxable dividend (including a capital gain dividend), the purchase price likely will reflect the value of the dividend and the investor then would receive a taxable distribution likely to reduce the trading value of such shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to individuals and certain other non-corporate shareholders of the Fund, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2006, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The Fund's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its regulated investment company status.

The Fund's transactions in foreign currencies, foreign currency denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing with the Secretary of State of Delaware, on May 11, 2006, of a Certificate of Trust. The Fund’s Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of common shares. The Fund intends to hold annual meetings of its shareholders in compliance with the requirements of the New York Stock Exchange.

Common Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund intends to make a level dividend distribution each month to its shareholders after payment of fund operating expenses including interest on outstanding borrowings, if any. See "Distribution Policy." Unless the registered owner of common shares elects to receive cash, all dividends declared on common shares will be automatically reinvested for shareholders in additional common shares of the Fund. See "Dividend Reinvestment Plan." The 1940 Act or the terms of any borrowings may limit the payment of dividends to the holders of common shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no present intention of offering additional common shares, except as described herein. Other offerings of its common shares, if made, will require approval of the Board of Trustees. Any additional offering will not be sold at a price per share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders of the Fund or with the consent of a majority of the Fund's outstanding common shares.

The Fund generally will not issue share certificates. However, the Trustees may authorize the issuance share certificates and conditions as to their use.

Credit Facility

In the event the Fund borrows, the Fund may enter into definitive agreements with respect to a credit facility. The Fund may negotiate with commercial banks to arrange a credit facility pursuant to which the Fund would expect to be entitled to borrow an amount not to exceed 10% of the Fund's total assets (inclusive of the amount borrowed) as of the closing of the offer and sale of the common shares offered hereby. Such a facility is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility against liabilities they may incur in connection with the facility. The Fund may be required to pay commitment fees under the terms of any such facility.

In addition, the Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund's ability to pay dividends in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Repurchase of Shares And Other Discount Measures

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board of Trustees has determined that from time to time it may be in the interest of the Fund’s shareholders for the Fund to take corrective actions. The Board of Trustees, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the net asset value of the common shares, the liquidity of the assets of the Fund, effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their net asset value. In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of the Fund’s shareholders, the Board of Trustees, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of the Fund’s shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office without cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.

The Declaration of Trust provides that the Fund may not merge with another entity, or sell, lease or exchange all or substantially all of its assets without the approval of at least two-thirds of the Trustees and 75% of the affected shareholders.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 80% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of the Fund's outstanding shares and their affiliates or associates, unless two-thirds of the Board of Trustees have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of outstanding shares (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of any class of shares beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of securities, offered in respect of another class or series, the percentage of such other class or series beneficially owned by such Principal Shareholder immediately prior to such offering); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (v) the purchase by the Fund, or any entity controlled by the Fund, of any common shares from any Principal Shareholder or any person to whom any Principal Shareholder transferred common shares.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the 80% voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of the Fund’s shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

POTENTIAL CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by each of the following: (i) a majority of the Trustees then in office, (ii) the holders of not less than 75% of the Fund's outstanding shares entitled to vote thereon and (iii) by such vote or votes of the holders of any class or classes or series of shares as may be required by the 1940 Act. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of the relatively illiquid portion of its portfolio. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

UNDERWRITING

Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC are acting as representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of common shares of beneficial interest set forth opposite the underwriter's name.

UNDERWRITERS	NUMBER OF SHARES

Citigroup Global Markets Inc
Wachovia Capital Markets, LLC

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares of beneficial interest included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares of beneficial interest (other than those covered by the over-allotment option described below) if they purchase any of the common shares of beneficial interest.

The underwriters propose to offer some of the common shares of beneficial interest directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares of beneficial interest to dealers at the public offering price less a concession not to exceed $ per common share. The sales load the Fund will pay of $ per common share is equal to % of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $ per common share on sales to other dealers. If all of the common shares of beneficial interest are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares of beneficial interest purchased on or before _________, 2006. The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The representatives have advised us that the underwriters do not intend sales to discretionary accounts to exceed five percent of the total number of shares of our common stock offered by them.

  The Adviser (and not the Fund) has agreed to pay to Citigroup Global Markets Inc. from its own assets a structuring fee in the amount of $_____ for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Shares. The structuring fee paid to Citigroup Global Markets Inc. will not exceed ___% of the total price to the public of the Shares sold in this offering, assuming full exercise of the overallotment option.

The Adviser (and not the Fund) has agreed to pay to Wachovia Capital Markets, LLC from its own assets a structuring fee in the amount of $_____ for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's Shares. The structuring fee paid to Wachovia Capital Markets, LLC will not exceed ___% of the total price to the public of the Shares sold in this offering, assuming full exercise of the overallotment option.

The total amount of the underwriter compensation payments described above plus the amount paid by the Fund as the $____ per common share reimbursement to the underwriters, will not exceed 4.5% of the total price to the public of the shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of shares, including sales load and all forms of additional compensation or structuring fee payments to the underwriters, will be limited to not more than 9.0% of the total price to the public of the shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to ______ additional common shares of beneficial interest at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional common shares of beneficial interest approximately proportionate to that underwriter's initial purchase commitment.

The underwriters have undertaken to sell common shares to a minimum of 2,000 beneficial owners in lots of 100 or more shares to meet the New York Stock Exchange distribution requirements for trading.

The Fund's common shares of beneficial interest are, and the common shares of beneficial interest sold pursuant to this prospectus are expected to be, listed on the NYSE under the symbol "AGD."

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional common shares of beneficial interest.

Paid By Fund
		No Exercise		Full Exercise
Per share	$		$
Total	$		$

The Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the common shares of beneficial interest after trading in the common shares of beneficial interest has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares of beneficial interest as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares of beneficial interest in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Citigroup Global Markets Inc., on behalf of itself and the other underwriters, may purchase and sell common shares of beneficial interest in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares of beneficial interest in excess of the number of common shares of beneficial interest to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares of beneficial interest made in an amount up to the number of common shares of beneficial interest represented by the underwriters' over-allotment option. In determining the source of common shares of beneficial interest to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares of beneficial interest available for purchase in the open market as compared to the price at which they may purchase common shares of beneficial interest through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of common shares of beneficial interest in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of common shares of beneficial interest in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares of beneficial interest in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares of beneficial interest in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares of beneficial interest in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases common shares of beneficial interest originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares of beneficial interest. They may also cause the price of common shares of beneficial interest to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of common shares of beneficial interest to underwriters for sale to their online brokerage account holders. The representatives will allocate common shares of beneficial interest to underwriters that may make Internet distributions on the same basis as other allocations. In addition, common shares of beneficial interest may be sold by the underwriters to securities dealers who resell common shares of beneficial interest to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

[Certain underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.]

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of Wachovia Capital Markets, LLC is One Wachovia Center, 301 South College Street, Charlotte, NC 28288

LEGAL MATTERS

Certain legal matters in connection with the common shares will be passed upon for the Fund by Blank Rome LLP, New York, New York, and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements. Deloitte & Touche LLP is located at 555 East Wells Street, Milwaukee, Wisconsin 53202.

TRANSFER AGENT AND CUSTODIAN

The Bank of New York is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. It also serves as the transfer agent of the Fund.

ALPS maintains the Fund's general ledger and computes net asset value per share daily.

ADDITIONAL INFORMATION

The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-134096). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF
THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND'S PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with others or us.

The Fund does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Fund restricts access to your personal and account information to those employees who need to know that information to provide products and services to you. The Fund also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Fund maintains physical, electronic and procedural safeguards to guard your non-public personal information.

For more information about the Fund's privacy policies, call (800) 617-7616 (toll-free).

_____________ Shares

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

Common Shares of Beneficial Interest

[LOGO]

____________

PROSPECTUS

______ ___, 2006
_____________

Citigroup

Wachovia Securities

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

______ ___, 2006

Alpine Global Dynamic Dividend Fund

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of Alpine Global Dynamic Dividend Fund (the "Fund"), dated ______ ____, 2006, as it may be amended or supplemented from time to time.

A copy of the prospectus may be obtained without charge by contacting your financial intermediary or calling the Fund at (800) 617-7616 (toll−free). The registration statement of which the prospectus is a part can be reviewed and copied at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information on the operation of the Public Reference Room. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet website at www.sec.gov and at the Fund’s website www.alpinefunds.com. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F St. NE, Washington, D.C. 20549-0102.

TABLE OF CONTENTS

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS	B-1
PORTFOLIO TURNOVER	B-3
MANAGEMENT	B-3
CODES OF ETHICS	B-7
PROXY VOTING PROCEDURES	B-8
INVESTMENT ADVISORY AND OTHER SERVICES	B-9
PORTFOLIO MANAGERS	B-10
ALLOCATION OF BROKERAGE	B-11
TAXES	B-12
OTHER INFORMATION	B-17
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-18

FORWARD-LOOKING STATEMENTS

This SAI contains or incorporates by reference forward-looking statements, within the meaning of the federal securities laws, that involve risks and uncertainties. These statements describe our plans, strategies and goals and our beliefs and assumptions concerning future economic or other conditions and the outlook for the Fund, based on currently available information. In this SAI, words such as “anticipates,” “believes,” “expects,” “objectives,” “goals,” “future,” “intends,” “seeks,” “will,” “may,” “could,” “should,” and similar expressions are used in an effort to identify forward-looking statements, although some forward-looking statements may be expressed differently.

The Fund’s actual results could differ materially from those anticipated in the forward-looking statements because of various risks and uncertainties, including the factors set forth in the section headed “Risk Factors” in the Fund’s prospectus and elsewhere in the prospectus and this SAI. You should consider carefully the discussions of risks and uncertainties in the "Risk Factors" section in the prospectus. The forward-looking statements contained in this SAI are based on information available to the Fund on the date of this SAI, and the Fund assumes no obligation to update any such forward-looking statements, except as required by law.

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

Other Investments

The Fund’s investment objectives, the types of investments that it intends to make and the investment strategies that it intends to use to achieve its objectives are described in the prospectus. The following is a description of other types of investments in which the Fund may invest, and accompanying risks, as well as some additional investment restrictions. Under normal circumstances, it is expected that the Fund will not invest more than 20% of its assets in these types of securities. The Adviser may, but is not required to, buy any of the following instruments.

Fixed Income Securities

The Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; municipal securities; or debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to limitations, the Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined to be of comparable quality to such rated securities by the Adviser. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade. The Fund may invest up to 5% of the value of its total assets in debt securities that are rated below A by Moody’s or by S&P. The Fund may not invest in debt securities rated below Ccc by S&P or Caa by Moody’s (or unrated debt securities determined to be of comparable quality by the Adviser). There are no limitations on the maturity of debt securities that may be purchased by the Fund.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of emerging markets. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment Restrictions

Fundamental Policies

The following fundamental policies of the Fund may not be changed without the vote of a majority of the Fund’s outstanding common shares. In addition, the Fund’s investment objectives are fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding common shares.

Diversification

With respect to 75% of its total assets, the Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

Underwriting

The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

Interests in Oil, Gas or Other Mineral Exploration or Development Programs

The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

Short Sales

The Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund’s total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position. See "Short Sale Risk."

Lending of Funds and Securities

The Fund may not make loans of money or portfolio securities.

Commodities

The Fund may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit the Fund from purchasing and selling financial futures contracts and related options, including but not limited to, currency futures contracts.

Real Estate

The Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Borrowing, Senior Securities

The Fund may not issue senior securities as defined by the 1940 Act, except that the Fund may borrow money from banks for extraordinary or emergency purposes, subject to the overall limitation that total borrowings by that Fund may not exceed 10% of the value of the Fund’s total assets (measured at the time of borrowing).

Pledging Assets

The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

Concentration in Any One Industry

The Fund may not invest 25% or more of the value of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.

Non-Fundamental Policies

The following policies of the Fund are non-fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders.

Investment for Purposes of Control or Management

The Fund may not invest in companies for the purpose of exercising control or management.

Purchase of Securities on Margin

The Fund may not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by that Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

Joint Trading

The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Fund’s investment adviser (the “Adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Investing in Securities of Other Investment Companies

The Fund may invest in securities of other investment companies that are exchange-traded funds. The Fund will limit its investment in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole in accordance with the 1940 Act and applicable Federal securities laws. The Fund is permitted to invest up to 25% of its total assets in the Alpine Municipal Money Market Fund pursuant to the terms of an exemption granted by the SEC.

Illiquid Securities

The Fund may not invest more than 10% of its net assets in illiquid securities and other securities which are not readily marketable, excluding securities eligible for resale under Rule 144A of the 1933 Act which the Trustees have determined to be liquid.

Options

The Fund may write, purchase or sell put or call options on foreign currencies, as discussed in the prospectus. The Fund may not write, purchase or sell put or call options on securities or stock indices.

Futures Contracts

The Fund may not purchase financial futures contracts and related options except for “bona fide hedging” purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 5% of the Fund’s total assets.

If a percentage limitation set forth in an investment policy or restriction of the Fund is adhered to at the time of investment or at the time the Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of the Fund, will not result in a violation of such restriction, provided, however, that the asset coverage requirement applicable to borrowings and the limitation on investment in illiquid securities shall each be maintained in the manner contemplated by applicable law.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

PORTFOLIO TURNOVER

The Fund’s portfolio will be actively managed. The Fund’s portfolio turnover rate is expected to exceed 100%. Variations in turnover rate may be due to market conditions or the dynamic nature of the Adviser’s investment strategy.

MANAGEMENT

The Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and its conformity with Delaware law and the policies of the Fund. The Board of Trustees elects the officers of the Fund, who are responsible for administering the Fund’s day-to-day operations.

The Trustees, including the Trustees who are not interested persons of the Fund, as that term is defined in the 1940 Act (“Independent Trustees”), and executive officers of the Fund, their ages and principal occupations during the past five years are set forth below. The address of each Trustee and Officer is 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577.

Independent Trustees*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Laurence B. Ashkin (78)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	9	Trustee, each of the Alpine Trusts.*
H. Guy Leibler (52)	Independent Trustee	Chief Operating Officer of L&L Holding Company, LLC since 2004; President, Skidmore, Owings & Merrill LLP (2001-2003); Chairman and President of Pailatus, a news media company (1997-1999).	9	Chairman, White Plains Hospital Center; Dressage for Kids; Trustee, each of the Alpine Trusts.
Jeffrey E. Wacksman (45)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	9	Dynasty Holdings, Inc.; Bondi Icebergs Inc.; MH Properties, Inc.; Trustee, each of the Alpine Trusts.

*
The Independent Trustees identified in this SAI are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Trusts”), affiliates of the Fund. It is expected that each will be elected to serve as a Trustee of the Fund at the organizational meeting of the Fund.

**
Alpine Woods Capital Investors, LLC manages eight other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the eight portfolios within the Alpine Trusts.

Interested Trustee

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (49)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since 1997.	9	Trustee, each of the Alpine Trusts.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**
Alpine Woods Capital Investors, LLC manages eight other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the eight portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Stephen A. Lieber (80)*	Executive Vice President	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None
Sheldon R. Flamm (58)	Treasurer/ Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None
Oliver Sun (41)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None
________________________
*	Stephen A. Lieber is the father of Samuel A. Lieber.
**
Alpine Woods Capital Investors, LLC manages eight other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the eight portfolios within the Alpine Trusts.

Board Committees

The Board has three standing committees as described below:

Members	Description of Functions	Meetings

Audit Committee
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin	Responsible for advising the full Board with respect to accounting, auditing, ethics and financial matters affecting the Fund.	The audit committee will meet at least quarterly.

Valuation Committee
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin
The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.
The valuation committee will meet as necessary, and at least once a year.

Nominating & Corporate Governance Committee
H. Guy Leibler Jeffrey E. Wacksman Laurence B. Ashkin
Responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Committee will not consider shareholder nominees. Also responsible for corporate governance compliance, including NYSE and SEC rules.
The nominating committee will meet as necessary, and at least once a year.

Trustee Ownership of Fund Shares; Control Person

As of the date of this Statement of Additional Information, the Trustees and officers of the Fund as a group owned none of the outstanding shares of the Fund. [On ________, 2006, the Adviser purchased $________ in shares of the Fund at an initial subscription price of $___ per share and was the sole shareholder as of this date.]

Set forth below is the dollar range of equity securities beneficially owned by each Trustee of the equity securities in all registered investment companies overseen by the Trustee in the family of investment companies as of December 31, 2005:

Amount Invested Key
A.	$1-$10,000
B.	$10,001-$50,000
C.	$50,001-$100,000
D.	over $100,000

Name	Dollar Range of Fund Shares Owned*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies**
Jeffrey E. Wacksman	None	D
Laurence B. Ashkin	None	D
H. Guy Leibler	None	None
Interested Trustee
Samuel A. Lieber	None	D

*	As of the date of this SAI, the Trustees and officers of the Fund owned none of the outstanding shares of the Fund.
**
Includes holdings of each series of Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund) and each series of Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund) and each series of Alpine Series Trust (Alpine Dynamic Dividend Fund, Alpine Dynamic Balance Fund and Alpine Dynamic Financial Services Fund).

Other than as set forth in the foregoing table, no Trustee who is not an interested person of the Fund or immediate family member of any such Trustee has, during the two most recently completed calendar years, had:

(i)	any securities interest or any other direct or indirect interest in the Adviser or the principal underwriter of the Fund or its affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $60,000; or

(iii)
any direct or indirect relationship, in which the amount involved exceeds $60,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A) the Fund; (B) an officer of the Fund; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the principal underwriter; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the principal underwriter; (E) the Adviser or the principal underwriter; (F) an officer of the Adviser or the principal underwriter; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.)

No officer of the Adviser or the principal underwriter, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter has served during the two most recently completed calendar years, on the board of directors of a company where a Trustee who is not an interested person of the Fund or immediate family member of such Trustee, was during the two most recently completed calendar years an officer.

Compensation

The Fund will pay an annual fee to each Trustee who is not an officer or employee of the Adviser (or any affiliated company of the Adviser) in the amount of $______. Travel expenses of Trustees who are not affiliated persons of the Adviser (or any affiliated company of the Adviser) which are incurred in connection with attending meetings of the Board will be reimbursed.

Set forth below for each of the Trustees and the three highest paid officers of the Fund is the aggregate compensation (including expenses) estimated to be paid in the future to each such Trustee or officer by the Fund.

1	2	3	4	5
Name	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees**
Laurence B. Ashkin	$_____	$0	$0	$12,000
H. Guy Leibler	$_____	$0	$0	$12,000
Jeffrey E. Wacksman	$_____	$0	$0	$12,000
Samuel A. Lieber	$0	$0	$0	$0
Stephen A. Lieber	$_____	$	$	$
Sheldon R. Flamm	$_____	$	$	$
Oliver Sun	$_____	$	$	$
* The amounts set forth in column 2 are the estimated future payments that each Trustee is expected to receive for the fiscal year ending ________, 2006.
** The amount set forth in column 5 includes actual amounts paid to each Trustee by the three Alpine Trusts for the period ended October 31, 2005.

CODES OF ETHICS

The Adviser and the Fund have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Fund or the Adviser (“Access Persons”), as applicable. Rule 17j-1 and the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. The Code of Ethics permits Access Persons to trade securities for their own accounts, including securities that may be purchased or held by the Fund, and generally requires them to report their personal securities. The Code of Ethics will be included as an exhibit to the Fund’s registration statement, which will be on file with the SEC, and available as described on the cover page of this SAI.

PROXY VOTING PROCEDURES

The Adviser is in a good position to monitor the corporate actions and analyze proxy proposals of issuers of securities in the Fund’s portfolio and to make voting decisions and ensure that proxies are submitted promptly. Therefore, the Fund delegates its authority to vote proxies to the Adviser, subject to the supervision of the Board. The Funds’ proxy voting policies are summarized below.

Policies of the Adviser

It is the Adviser’s policy to vote all proxies received by the Fund in a timely manner. Upon receiving each proxy, the Adviser will review the issues presented and make a decision to vote for, against or abstain on each of the issues presented in accordance with the proxy voting guidelines that it has adopted. The Adviser will consider information from a variety of sources in evaluating the issues presented in a proxy. The Adviser generally supports policies, plans and structures that it believes give quality management teams appropriate latitude to run the business in a way that is likely to maximize value for owners. Conversely, the Adviser generally opposes proposals that clearly have the effect of restricting the ability of shareholders to realize the full potential value of their investment.

Conflicts of Interest

The Adviser’s duty is to vote in the best interests of the Fund’s shareholders. Therefore, in situations where there is a conflict of interest between the Adviser’s interests and the Fund’s interests, the Adviser will take one of the following steps to resolve the conflict:

1.	If a proposal is addressed by the guidelines, the Adviser will vote in accordance with those guidelines;
2.
If the Adviser believes it is in the Fund’s best interest to depart from the guidelines provided, the Adviser will disclose the conflict to the Fund and obtain its consent to the proposed vote prior to voting the securities;

3.
The Fund may direct the Adviser in writing to forward all proxy matters in which the Adviser has a conflict of interest regarding the securities to an identified independent third party for review and recommendation. The Adviser will vote in accordance with the third party’s recommendations as long as they are received on a timely basis. If the third party’s recommendations are not received in a timely manner, the Adviser will abstain from voting the securities.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free [1-877-XXX-XXXX] or in the Fund’s reports to be filed with the SEC and available on the SEC’s website at www.sec.gov and on the Fund’s website, www.alpinefunds.com. In addition, a copy of the Funds’ proxy voting policies and procedures is available by calling [1-877-XXX-XXXX] and will be sent within three business days of receipt of a request.

INVESTMENT ADVISORY AND OTHER SERVICES

The management of the Fund is supervised by the Trustees. Alpine Woods Capital Investors, LLC (formerly, Alpine Management & Research, LLC) provides investment advisory services to the Fund pursuant to investment advisory agreement entered into with the Fund (an “Advisory Agreement”).

The Adviser, located at 2500 Westchester Avenue, Purchase, New York, 10577, is a Delaware limited liability company. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Fund) and other advisory clients. The sole member and controlling person of the Adviser is Mr. Samuel A. Lieber. Mr. Lieber is the Interested Trustee and President of the Fund. Mr. Lieber was previously associated with Evergreen Asset Management Corp., the former investment adviser of Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund, and was primarily responsible for investment advisory services provided to those funds.

Under the Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to the Fund’s portfolio of investments. In addition, the Adviser provides office facilities to the Fund and performs a variety of administrative services. The Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders. The Adviser pays the costs of printing and distributing Prospectuses used for prospective shareholders.

The annual percentage rate and method used in computing the investment advisory fee of the Fund is described in the Prospectus.

The Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of the Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser. The Advisory Agreement provides that it will automatically terminate in the event of its assignment. The Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and its initial shareholder on ____________, 2006. The Advisory Agreement has an initial term of two years. The Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

Conflicts of Interest

Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Limited Investment Opportunities. Other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of the Adviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. See “Portfolio Managers” below.

When approving the Investment Advisory Agreement on __________, 2006, the Trustees, including the Independent Trustees, considered a number of factors, including: [TO COME].

The Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between the Fund and other accounts that are managed by the Adviser. The Fund may from time to time engage in such transactions in accordance with these procedures.

Information regarding the Fund’s custodian and independent public accounting firm is described in the prospectus.

PORTFOLIO MANAGERS

Mr. Stephen A. Lieber and Mr. Samuel A. Lieber are the co-Chief Executive Officers of the Adviser and generally consult each portfolio manager with respect to investment decisions for the Fund. The following tables show the number of other accounts managed by Messrs. Lieber and the total assets in the accounts managed within various categories as of April 30, 2006.
			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets
Stephen A. Lieber
Registered Investment Companies	1	103.3	0	0
Other Pooled Investments	2	188.5	2	188.5
Other Accounts	321	607.6	0	0

Samuel A. Lieber
Registered Investment Companies	3	1,148.8	0	0
Other Pooled Investments	2	188.5	2	188.5
Other Accounts	2	22.2	0	0

Ms. Jill K. Evans and Mr. Kevin Shacknofsky are the portfolio managers responsible for the day-to-day management of the Fund. The following tables show the number of other accounts managed by Ms. Evans and Mr. Shacknofsky and the total assets in the accounts managed within various categories, as of April 30, 2006.

			Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets

Jill K. Evans
Registered Investment Companies	1	$449.7	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	$9.5	0	0

Kevin Shacknofsky
Registered Investment Companies	1	$449.7	0	0
Other Pooled Investments	0	0	0	0
Other Accounts	1	$9.5	0	0

Conflicts of Interest.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy. See “Investment Advisory and Other Services” above.

Compensation.

The portfolio managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio. Annually, the Adviser may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Fund’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

Securities Owned in the Fund by Portfolio Managers.

As of the date of this SAI, the portfolio managers do not own any securities of the Fund.

Administrative Services

Under the Administration Agreement, ALPS Mutual Fund Services, Inc. is responsible for calculating the net asset value of the common shares, and generally managing the administrative affairs of the Fund, subject to the supervision of the Board of Trustees. ALPS will furnish to the Fund all office facilities, equipment and personnel for administration of the Fund. ALPS will compensate all Trustees and officers of the Fund who are members of the ALPS organization and who render executive and administrative services to the Fund, and will also compensate all other ALPS personnel who perform management and administrative services for the Fund. ALPS' administrative services include, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Fund are made by the Adviser, subject to the supervision of the Trustees. A substantial portion of the transactions in equity securities for the Fund will occur on domestic stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Fund regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees believes that a requirement always to seek the lowest commission cost could impede effective management and preclude the Fund and the Adviser from obtaining high quality brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Fund’s policies, the Adviser will place transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Fund directly. While such services are useful and important in supplementing their own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce their expenses.

TAXES

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of the Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax−exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a "RIC") under the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax−exempt interest) from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer; (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code); and (iii) distribute at least 90% of its investment company taxable income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income tax. For purposes of the 90% of gross income requirement described above, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to the Fund's business of investing in stock or securities. While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund's foreign currency gains as non−qualifying income. To the extent it qualifies for treatment as a RIC and satisfies the above−mentioned distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

In order to avoid incurring a U.S. federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one−year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no U.S. federal income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as "qualified dividends" in the case of individual shareholders provided certain holding period and other requirements are met, as described below. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Distributions from the Fund, except in the case of distributions of qualified dividend income or Capital Gain Dividends, as described below, generally will be taxable to shareholders as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long−term capital gain, regardless of how long a shareholder has held the shares in the Fund.

If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open−market purchases, for U.S. federal income tax purposes, the shareholder will generally be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Fund, the shareholder will generally be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Under current law, certain income distributions paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long−term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from certain United States corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For these purposes, a "qualified foreign corporation" means any foreign corporation if (i) such corporation is incorporated in a possession of the United States, (ii) such corporation is eligible for benefits of a qualified comprehensive income tax treaty with the United States and which includes an exchange of information program, or (iii) the stock of such corporation with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A "qualified foreign corporation" does not include any foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company" (as defined in the Code). In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than Capital Gain Dividends, will be fully taxable at ordinary income tax rates unless further Congressional legislature action is taken.

A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121−day period beginning on the date which is 60 days before the date on which such share becomes ex−dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund, other than qualified dividend income and Capital Gains Dividends, are taxed as ordinary income, at rates currently up to 35%.

The benefits of the reduced tax rates applicable to long−term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

We cannot assure you as to what percentage of the dividends paid on the shares will consist of qualified dividend income or long−term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short−term capital gains.

The Fund's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the federal income tax consequences of the Fund's taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to market discount on long−term debt obligations (i.e., obligations with a term of more than one year except to the extent of a portion of the discount attributable to original issue discount) purchased by the Fund is taxable as ordinary income. A long−term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and, if certain conditions are met, (3) could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively use the foregoing information in calculating the foreign tax credit against federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid and the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash and would require certain information to be furnished by the foreign corporation, which may not be provided. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Dividends paid by passive foreign investment companies will not qualify as qualified dividend income eligible for taxation at reduced tax rates.

The American Jobs Creation Act of 2004 (the "Jobs Act"), among other things, modified the 90% gross income test with respect to income of a RIC to include net income derived from an interest in certain qualified "publicly traded partnerships" ("PTPs") and modified the asset diversification test of a RIC to include a new limitation on the investment by a RIC in certain qualified PTP interests. Under the Jobs Act, a RIC may now invest in a qualified PTP regardless of the types of business the PTP operates. The Jobs Act further provides that passive losses from an investment in a qualified PTP may not be used by a RIC to offset any income other than income from the same PTP and any deductions passed through by the PTP may not be used by a RIC to offset income from other sources.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. Such gain or loss would generally be treated as capital gain or loss if the Fund shares are held as a capital asset. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long−term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short−term capital gain or loss. Long−term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such rates are set to expire after December 31, 2010 absent further legislation. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long−term capital loss to the extent of any capital gain distributions received with respect to such shares. The use of capital losses is subject to limitations. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other substantially identical shares (whether through the reinvestment of distributions or otherwise) within a 61−day period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund pursuant to the reinvestment privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently, 28%). An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886 except to the extent such losses are from assets that have a qualifying basis and meet certain other requirements. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax−exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

State And Local Taxes

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in the Fund.

OTHER INFORMATION

The Fund is an organization of the type commonly known as a "Delaware statutory trust." Under Delaware law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Fund property or the acts, obligations or affairs of the Fund. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for actions taken in good faith in the reasonable belief that such actions were in the best interests of the Fund or, in the case of any criminal proceeding, as to which a Trustee did not have reasonable cause to believe that such actions were unlawful; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two−thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose.

Information about anti-takeover provisions in the Declaration of Trust is discussed in the prospectus under “Anti-Takeover Provisions in the Declaration of Trust.” The Fund's prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained as described on the cover page of this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is the independent registered public accounting firm for the Fund and will provide audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

ALPINE GLOBAL DYNAMIC DIVIDEND FUND
STATEMENT OF ASSETS AND LIABALITIES
____________, 2006

[to come]

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial Statements (included in Part B)
Report of Independent Registered Public Accounting Firm*
Statement of Assets and Liabilities*
Notes to Statement of Assets and Liabilities*

(2) Exhibits
(a)(i)	Certificate of Trust**
(a)(ii)	Agreement and Declaration of Trust**
(b)	Bylaws**
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan*
(f)	Not applicable
(g)	Form of Investment Advisory Agreement*
(h)	Form of Underwriting Agreement*
(i)	Not applicable
(j)	Form of Custody Agreement*
(k)	(1) Form of Stock Transfer Agency Agreement*
(2) Form of Marketing, Administration, Bookkeeping and Pricing Services Agreement*
(l)	Opinion and Consent of Blank Rome LLP*
(m)	Not applicable
(n)	Consent of Deloitte & Touche LLP*
(o)	Not applicable
(p)	Initial Subscription Agreement*
(q)	Not applicable
(r)	(1) Code of Ethics of the Fund*
(2) Code of Ethics of the Adviser*
(3) Code of Ethics of the Principal Executive and Financial Officers of the Fund*
_________________

*To be filed by amendment.
** Previously filed.

Item 26. Marketing Arrangements

See Form of Underwriting Agreement to be filed by amendment as Exhibit 2(h)(1).

Item 27. Other Expenses of Issuance and Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$
NASD Fees
NYSE Fees
Transfer Agent’s Fees
Printing (Other than Certificates)
Engraving and Printing Certificates
Accounting Fees and Expenses
Legal Fees and Expenses
Miscellaneous Expenses

Total	$

Item 28. Persons Controlled by or Under Common Control With Registrant

None.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of _____ __,  2006, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Common Shares of Beneficial Interest	1

Item 30. Indemnification

Article IV of the Registrant’s Agreement and Declaration of Trust provides as follows:

4.1	No Personal Liability of Shareholders, Trustees, etc.

No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2	Mandatory Indemnification.

(a) The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (negligence in the case of Affiliated Indemnitees), or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e) Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law provided that such indemnification has been approved by a majority of the Trustees.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

4.3	No Duty of Investigation; Notice in Trust Instruments, etc.

No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4	Reliance on Experts, etc.

Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any adviser, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Item 31. Business and Other Connections of Investment Adviser

Alpine Woods Capital Investors, LLC serves as investment adviser to the Registrant and also serves as adviser to unregistered funds, institutions and high net worth individuals. A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each member or executive officer of the investment adviser is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the prospectus contained in this Registration Statement in the section entitled “Management of the Fund-Investment Adviser.”

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, ALPS Mutual Funds Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
The Registrant undertakes to suspend the offering of its Common Shares of Beneficial Interest until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Purchase, and the State of New York, on the 14th day of June, 2006.

ALPINE GLOBAL DYNAMIC DIVIDEND FUND

By:	/s/ Samuel A. Lieber
Name: Samuel A. Lieber Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Samuel A. Lieber Samuel A. Lieber	Principal Executive Officer and President and Initial Trustee	June 14, 2006

/s/ Sheldon R. Flamm Sheldon R. Flamm	Principal Financial and Accounting Officer and Treasurer and Chief Compliance Officer	June 14, 2006